EXHIBIT 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 33-32835, 33-38748, 33-42451, 33-49730,
33-83074, 333-19229 and 333-49110.

                                                        /s/ ARTHUR ANDERSEN LLP


Philadelphia, PA
March 29, 2002